GOLDMAN SACHS TRUST

Goldman Sachs Investor Money Market Funds

Administration, Class A, Class C, Class I, Preferred and Service Shares of the

Goldman Sachs Investor Tax-Exempt Money Market Fund

(the “Fund”)

Supplement dated September 20, 2024, to the

Summary Prospectuses and Prospectuses, each dated March 29, 2024, as supplemented to date

Upon the recommendation of Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), the Board of Trustees of Goldman Sachs Trust recently approved changes to the Fund’s principal investment strategy to permit the Fund to invest up to 20% of its net assets in securities the interest from which may be subject to federal income tax and an item of tax preference under the federal alternative minimum tax (“AMT”), including securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. The Fund will continue to invest at least 80% of its net assets in securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the AMT. These changes will be effective as of the close of business on October 20, 2024 (the “Effective Date”).

Accordingly, on the Effective Date, the Fund’s Summary Prospectuses and Prospectuses are revised as follows:

The following replaces in its entirety the first paragraph under the “Investor Tax-Exempt Money Market Fund—Summary—Principal Strategy” section in the Fund’s Prospectuses and “Principal Strategy” section in the Fund’s Summary Prospectuses:

The Fund pursues its investment objective by investing at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) (“Net Assets”) in securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the federal alternative minimum tax (“AMT”). The Investment Adviser ordinarily expects the Fund to invest directly or indirectly in municipal obligations, but the Fund may invest in short-term taxable instruments for temporary investment purposes. The Fund may also invest up to 20% of its Net Assets in securities the interest from which may be subject to federal income tax and an item of tax preference under the AMT. Such investments include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities (“U.S. Government Securities”).

The following replaces in its entirety the first paragraph under the “Investment Management Approach—Principal Investment Strategies—Investor Funds—Retail Money Market Funds—Tax-Exempt Money Market Fund” in the Fund’s Prospectuses:

The Tax-Exempt Money Market Fund pursues its investment objective by investing at least 80% of its Net Assets in securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the AMT. The Investment Adviser ordinarily expects the Fund to invest directly or indirectly in municipal obligations, but the Fund may invest in short- term taxable instruments for temporary investment purposes. The Fund may also invest up to 20% of its Net Assets in securities the interest from which may be subject to federal income tax and an item of tax preference under the AMT. Such investments include U.S. Government Securities. The Fund’s policy to invest at least 80% of its Net Assets in municipal obligations, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, is a fundamental investment restriction.

In the “Investment Policies Matrix,” the column for the Fund is replaced with the following:

Investor Funds Investor Tax-Exempt Money Market

U.S. Treasury Obligations[1]	⬛

U.S. Government Securities	⬛

Bank Obligations

Commercial Paper	⬛ Tax-exempt only

Short-Term Obligations of Corporations and Other Entities

Repurchase Agreements	⬛

Asset-Backed and Receivables-Backed Securities

Foreign Government Obligations (US$)

Municipals	⬛ At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[6]

Custodial Receipts	⬛

Investment Companies	⬛ Up to 10% of total assets in other investment companies[7]

Private Activity Bonds	⬛ Does not intend to invest if subject to AMT[8,9]

Credit Quality	First Tier[10]

Summary of Taxation for Distributions[11]	Taxable state and generally exempt from federal taxation[13]

Miscellaneous	May invest up to 20% of its Net Assets in securities the interest from which may be subject to federal income tax and an item of tax preference under the AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements (i.e., where the Fund is the borrower of cash) not permitted.

[1]	Issued or guaranteed by the U.S. Treasury.
[6]

The Investment Adviser ordinarily expects the Fund to invest directly or indirectly in municipal obligations, but the Fund may invest in short-term taxable instruments for temporary investment purposes.

[7]

This percentage limitation does not apply to a Fund’s investments in investment companies that are money market funds (including exchange-traded funds) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.

[8]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund’s net assets under normal market conditions.
[9]

No more than 25% of the value of the Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

[10]

First Tier Securities are (a) securities rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; (b) securities issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings; or (c) repurchase agreements that are collateralized fully by cash and First Tier Securities. U.S. Government Securities are considered First Tier Securities. Securities without short-term ratings may be purchased if they are deemed to be of comparable quality by the Investment Adviser to First Tier Securities. In addition, a Fund may generally rely on the credit quality of the guarantee or demand feature in determining the credit quality of a security supported by a guarantee or demand feature.

[11]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[13]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

This Supplement should be retained with your Summary Prospectuses and Prospectuses for future reference.

INVMMFOBJSTK 09-24